Exhibit 99.1

LIMELIGHT NETWORKS® REPORTS SECOND QUARTER 2010 RESULTS

TEMPE, AZ. — 5 August 2010 – Limelight Networks, Inc. (Nasdaq: LLNW) today reported second quarter 2010 financial results. Highlights included:

•	Record revenue of $42.2 million

•	Continued expansion of value-added services, now 28% of revenue:

o	Mobile revenue growth exceeded 40% sequentially

o	Enterprise web site acceleration revenue growth exceeded 50% sequentially

o	Professional services growth exceeded 75% year-over-year

•	Expanded solution set to include rich media advertising solutions with the completion of EyeWonder Inc. acquisition.

•	Continued strategic expansion of solution set to include cloud-based video publishing and analytics services, with acquisition of Delve Networks after close of quarter.

•	GAAP gross margin of 44% and cash gross margin of 58%

“We are pleased with Limelight Networks’ second quarter results. We have designed and deployed a globally distributed, high-performance computing platform which supports an exciting and growing content delivery business. We have built and acquired, and are now offering innovative solutions that run on this platform and address multiple complementary growth sectors. These solutions position Limelight Networks to benefit from three undeniable macro trends that we believe will fuel our growth for the foreseeable future – the shift of content consumption and advertising dollars online, explosive growth of mobile devices and mobile content consumption, and the shift of software applications and other IT services into the cloud,” said Jeff Lunsford, chairman and chief executive officer.

Financial Highlights

For the second quarter of 2010, the company reported revenue of $42.2 million, up 31 percent from second quarter 2009 and up 17 percent sequentially. The company also reported EBITDA, adjusted for share-based compensation, litigation expenses, and acquisition-related expenses, of $5.6 million and a non-GAAP net income, before share-based compensation, litigation expenses, amortization of intangible assets, and acquisition-related expenses, of $4.9 million or 5 cents per share on a fully diluted basis. GAAP net loss was $2.3 million, or 2 cents per basic share.

Capital investments were $9.5 million. The Company ended the quarter with no bank debt and approximately $83 million in cash and short-term marketable securities. A reconciliation of GAAP to non-GAAP net income is included in the below tables.

Third Quarter 2010 Outlook

Limelight Networks anticipates third quarter revenue to be in the range of $46.5 million to $48.5 million.

Financial Tables

LIMELIGHT NETWORKS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except per share data)

	June 30,	December 31,
	2010	2009
	(Unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$60,771	$89,509
Marketable securities	22,073	64,870
Accounts receivable, net of reserves of $8,699 and $9,226 at June 30, 2010 and December 31, 2009	34,479	26,363
Income taxes receivable	787	617
Prepaid expenses and other current assets	9,721	9,654

Total current assets	127,831	191,013
Property and equipment, net	44,651	35,524
Marketable securities	996	12
Goodwill	94,835	619
Other intangible assets, net	19,331	370
Other assets	7,646	8,132

Total assets	$295,290	$235,670

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts payable	$11,380	$5,144
Deferred revenue, current portion	11,462	12,199
Capital lease obligation, current portion	115	—
Other current liabilities	18,258	14,140

Total current liabilities	41,215	31,483
Deferred revenue, less current portion	—	1,377
Capital lease obligation, less current portion	168
Deferred income tax, less current portion	668	10

Total liabilities	42,051	32,870
Commitments and contingencies	—	—
Stockholders' equity:
Convertible preferred stock, $0.001 par value; 7,500 shares authorized; 0 shares issued and outstanding	—	—
Common stock, $0.001 par value; 150,000 shares authorized; 98,315 and 85,011 shares issued and outstanding at June 30, 2010 and December 31, 2009, respectively	98	85
Additional paid-in capital	368,293	308,537
Accumulated other comprehensive (loss) income	(1,188)	93
Accumulated deficit	(113,964)	(105,915)

Total stockholders' equity	253,239	202,800

Total liabilities and stockholders' equity	$295,290	$235,670

LIMELIGHT NETWORKS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(Unaudited)

	Three Months Ended				Six Months Ended
	June 30,	March 31,	June 30,	March 31,	June 30,	June 30,
	2010	2010	2009	2009	2010	2009
Revenue	$42,195	$36,087	$32,333	$33,175	$78,281	$65,508
Costs and operating expenses
Cost of revenue * †	23,825	20,983	21,078	21,471	44,807	42,549
General and administrative * †	11,212	8,893	6,937	12,444	20,105	19,381
Sales and marketing *	11,319	9,387	7,716	8,139	20,706	15,855
Research & development *	3,478	2,645	1,944	1,910	6,122	3,854
Provision for litigation	—	—	—	(65,645)	—	(65,645)

Total costs and operating expenses	49,834	41,908	37,675	(21,681)	91,740	15,994

Operating (loss) income	(7,639)	(5,821)	(5,342)	54,856	(13,459)	49,514

Interest expense	(7)	(1)	(11)	(11)	(8)	(22)
Interest income	255	302	337	383	557	720
Other income (expense)	28	(25)	(111)	227	3	116

(Loss) income before taxes	(7,363)	(5,545)	(5,127)	55,455	(12,907)	50,328
Income tax (benefit) expense	(5,098)	240	171	320	(4,857)	492

Net (loss) income	$(2,265)	$(5,785)	$(5,298)	$55,135	$(8,050)	$49,836

Net (loss) income per share:
Basic	$(0.02)	$(0.07)	$(0.06)	$0.66	$(0.09)	$0.60
Diluted	$(0.02)	$(0.07)	$(0.06)	$0.64	$(0.09)	$0.57

Shares used in per share calculations:
Basic	93,889	85,119	84,033	83,515	89,504	83,774
Diluted	93,889	85,119	84,033	85,968	89,504	87,249

*	Includes share-based compensation (see supplemental table for figures)
†	Includes depreciation (see supplemental table for figures)

LIMELIGHT NETWORKS, INC.

SUPPLEMENTAL FINANCIAL DATA

(In thousands)

(Unaudited)

	Three Months Ended				Six Months Ended
	June 30, 2010	March 31, 2010	June 30, 2009	March 31, 2009	June 30, 2010	June 30, 2009
Supplemental financial data (in thousands):

Share-based compensation:

Cost of revenues	$583	$598	$582	$551	$1,181	$1,134
General and administrative	1,577	1,835	1,820	2,131	3,412	3,950
Sales and marketing	1,272	1,206	1,253	1,189	2,478	2,442
Research and development	728	704	626	616	1,432	1,242

Total share-based compensation	$4,160	$4,343	$4,281	$4,487	$8,503	$8,768

Depreciation and amortization:

Network-related depreciation	$5,324	$4,778	$6,133	$6,548	$10,102	$12,681
Other depreciation	1,603	766	532	540	2,370	1,072

Total depreciation and amortization	$6,927	$5,544	$6,665	$7,088	$12,472	$13,753

Net (decrease) increase in cash, cash equivalents and marketable securities	$(64,954)	$(5,531)	$2,331	$(12,660)	$(70,485)	$(10,329)

End of period statistics:

Approximate number of active customers	1,655	1,370	1,370	1,365	1,655	1,370
Number of employees	609	342	301	296	609	301

LIMELIGHT NETWORKS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Three Months Ended				Six Months Ended
	June 30, 2010	March 31, 2010	June 30, 2009	March 31, 2009	June 30, 2010	June 30, 2009
Cash flows from operating activities:
Net (loss) income	$(2,265)	$(5,785)	$(5,298)	$55,135	$(8,050)	$49,836
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities:
Depreciation and amortization	6,927	5,544	6,665	7,088	12,472	13,753
Share-based compensation	4,160	4,343	4,281	4,487	8,503	8,768
Deferred income taxes	(119)	—	—	—	(119)
Income tax benefit related to business acquisition	(5,768)	—	—	—	(5,768)	—
Provision for litigation	—	—	—	(65,645)	—	(65,645)
(Gain) loss on foreign currency transactions	(213)	49	205	(31)	(164)	174
Loss on sale of property and equipment	5	89	—	—	94	—
Accounts receivable charges	588	1,169	622	3,288	1,757	3,910
Accretion of marketable securities	300	24	(157)	—	324	(157)
Changes in operating assets and liabilities:
Accounts receivable	(112)	(305)	7,281	(3,840)	(417)	3,441
Prepaid expenses and other current assets	(86)	685	721	(593)	599	128
Income taxes receivable	280	(53)	140	(157)	227	(17)
Other assets	1,111	(167)	149	(4,311)	944	(4,162)
Accounts payable	(1,223)	264	(4,219)	(1,223)	(959)	(5,442)
Deferred revenue	728	(3,105)	(972)	(822)	(2,377)	(1,794)
Other current liabilities	1,192	(2,081)	(1,918)	(5,144)	(889)	(7,061)
Other long term liabilities	(19)	—	—	—	(19)	—

Net cash provided by (used in) operating activities	5,486	671	7,500	(11,768)	6,158	(4,268)

Cash flows from investing activities:
Purchases of property and equipment	(9,480)	(4,250)	(5,308)	(754)	(13,730)	(6,062)
Purchase of marketable securities	(2,000)	(16,755)	(12,830)	—	(18,755)	(12,830)
Sale of marketable securities	33,180	28,000	9,100	21,300	61,180	30,400
Acquisition of businesses, net of cash acquired	(61,903)	(2,004)	22	—	(63,907)	22

Net cash (used in) provided by investing activities	(40,203)	4,991	(9,016)	20,546	(35,212)	11,530

Cash flows from financing activities:
Proceeds from exercise of stock options	100	27	92	76	127	168

Net cash provided by (used in) financing activities	100	27	92	76	127	168

Effect of exchange rate changes on cash	92	97	(205)	(243)	189	(448)

Net (decrease) increase in cash and cash equivalents	(34,525)	5,786	(1,629)	8,611	(28,738)	6,982
Cash and cash equivalents, beginning of period	95,296	89,509	146,791	138,180	89,509	138,180

Cash and cash equivalents, end of period	$60,771	$95,295	$145,162	$146,791	$60,771	$145,162

Use of Non-GAAP Financial Measures

To evaluate our business, we consider and use Non-GAAP net income (loss) and EBITDA adjusted for share-based compensation, litigation and damage costs and acquisition related expenses as a supplemental measure of operating performance. These measures include the same adjustments that management takes into account when it reviews and assesses operating performance on a period-to-period basis. We consider Non-GAAP net income (loss) to be an important indicator of overall business performance because it allows us to illustrate the impact of the effects of share-based compensation, litigation expenses, provision for litigation, amortization of intangible assets, and acquisition related expenses. We define EBITDA as GAAP net income (loss) before interest income, interest expense, other income and expense, provision for income taxes, depreciation and amortization. We believe that EBITDA provides a useful metric to investors to compare us with other companies within our industry and across industries. We define EBITDA adjusted for share-based compensation, litigation and damage costs and acquisition related expenses as EBITDA plus expenses that we do not consider reflective of our ongoing operations. We use EBITDA adjusted for share-based compensation, litigation and damage costs and acquisition related expenses as a supplemental measure to review and assess operating performance. We also believe use of EBITDA adjusted for share-based compensation, litigation and damage costs and acquisition related expenses facilitates investors’ use of operating performance comparisons from period to period. In addition, it should be noted that our performance-based executive officer bonus structure is tied closely to our performance as measured in part by certain non-GAAP financial measures.

The terms Non-GAAP net income (loss), EBITDA and EBITDA adjusted for share-based compensation, litigation and damage costs and acquisition related expenses are not defined under U.S. generally accepted accounting principles, or U.S. GAAP, and are not measures of operating income, operating performance or liquidity presented in accordance with U.S. GAAP. Our Non-GAAP net income (loss), EBITDA and EBITDA adjusted for share-based compensation, litigation and damage costs and acquisition related expenses have limitations as analytical tools, and when assessing our operating performance, Non-GAAP net income (loss), EBITDA and EBITDA adjusted for share-based compensation, litigation and damage costs and acquisition related expenses should not be considered in isolation, or as a substitute for net income (loss) or other consolidated income statement data prepared in accordance with U.S. GAAP. Some of these limitations include, but are not limited to:

•

EBITDA and EBITDA adjusted for share-based compensation, litigation costs and acquisition related expenses do not reflect our cash expenditures or future requirements for capital expenditures or contractual commitments;

•	they do not reflect changes in, or cash requirements for, our working capital needs;

•	they do not reflect the cash requirements necessary for litigation costs;

•	they do not reflect income taxes or the cash requirements for any tax payments;

•

although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will be replaced sometime in the future, and EBITDA and EBITDA adjusted for share-based compensation, litigation and damage costs and acquisition related expenses do not reflect any cash requirements for such replacements;

•

while share-based compensation is a component of operating expense, the impact on our financial statements compared to other companies can vary significantly due to such factors as the assumed life of the options and the assumed volatility of our common stock; and

•

other companies may calculate EBITDA and EBITDA adjusted for share-based compensation, litigation and damage costs and acquisition related expenses differently than we do, limiting their usefulness as comparative measures.

We compensate for these limitations by relying primarily on our GAAP results and using Non-GAAP Net Income (loss) and EBITDA adjusted for share-based compensation, litigation and damage costs and acquisition related expenses only as supplemental support for management’s analysis of business performance. Non-GAAP Net Income (loss), EBITDA and EBITDA adjusted for share-based compensation, litigation and damage costs and acquisition related expenses are calculated as follows for the periods presented in thousands:

Reconciliation of Non-GAAP Financial Measures

In accordance with the requirements of Regulation G issued by the Securities and Exchange Commission, the Company is presenting the most directly comparable GAAP financial measures and reconciling the non-GAAP financial metrics to the comparable GAAP measures.

LIMELIGHT NETWORKS, INC.

Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Income (Loss)

(In thousands)

(Unaudited)

	Three Months Ended				Six Months Ended
	June 30,	March 31,	June 30,	March 31,	June 30,	June 30,
	2010	2010	2009	2009	2010	2009
GAAP net (loss) income	$(2,265)	$(5,785)	$(5,298)	$55,135	$(8,050)	$49,836

Provision for litigation	—	—	—	(65,645)	—	(65,645)
Share-based compensation	4,160	4,343	4,281	4,487	8,503	8,768
Litigation defense expenses	1,726	392	367	3,945	2,118	4,312
Acquisition related expenses	409	604	—	—	1,013	—
Amortization of intangible assets	915	171	—	—	1,087	—

Non-GAAP net income (loss)	$4,945	$(275)	$(650)	$(2,078)	$4,671	$(2,729)

LIMELIGHT NETWORKS, INC.

Reconciliation of GAAP Net Income (Loss) to EBITDA to EBITDA

Adjusted for Share-Based Compensation, Litigation Expenses, Provision for Litigation and Acquisition Expenses

(In thousands)

(Unaudited)

	Three Months Ended				Six Months Ended
	June 30, 2010	March 31, 2010	June 30, 2009	March 31, 2009	June 30, 2010	June 30, 2009
GAAP net (loss) income	$(2,265)	$(5,785)	$(5,298)	$55,135	$(8,050)	$49,836

Depreciation and amortization	6,927	5,544	6,665	7,088	12,472	13,753
Interest expense	7	1	11	11	8	22
Interest and other income (expense)	(283)	(277)	(226)	(610)	(560)	(836)
Income tax (benefit) expense	(5,098)	240	171	320	(4,857)	492

EBITDA	(712)	(277)	1,323	61,944	(987)	63,267

Provision for litigation	—	—	—	(65,645)	—	(65,645)
Share-based compensation	4,160	4,343	4,281	4,487	8,503	8,768
Litigation defense expenses	1,726	392	367	3,945	2,118	4,312
Acquisition related expenses	409	604	—	—	1,013	—

EBITDA adjusted for share-based compensation, litigation expenses, provision for litigation, and acquisition expenses	$5,583	$5,062	$5,971	$4,731	$10,647	$10,702

Conference Call

At approximately 4:30 p.m. EDT (1:30 p.m. PDT), management will host a quarterly conference call for investors. Investors can access this call toll-free at 1-866-578-5747 within the United States or 1-617-213-8054 outside of the U.S. using Participant Passcode 73516687. The conference call will also be audiocast live from http://www.llnw.com and a replay will be available for one week.

Safe-Harbor Statement

This press release contains forward-looking statements concerning, among other things, the outlook for the Company’s revenues, net loss and stock-based compensation expenses, customer growth, market growth, pricing pressures, expansion into additional market segments, product and services improvements, the integration of acquired businesses and litigation and acquisition related expenses. Forward-looking statements represent the current judgment and expectations of Limelight Networks and are not guarantees and are subject to a number of risks and uncertainties that could cause actual results to differ materially including, but not limited to, risks and uncertainties discussed in the Company’s Annual Report on Form 10K and other filings with the Securities and Exchange Commission and the final review of the results and amendments and preparation of quarterly financial statements, including consultation with our outside auditors. Accordingly, readers are cautioned not to place undue reliance on any forward-looking statements. The Company assumes no duty or obligation to update or revise any forward-looking statements for any reason.

# # #

About Limelight Networks, Inc.

Limelight Networks, Inc. (NASDAQ: LLNW) provides on-demand software, platform, and infrastructure services that help global businesses reach and engage audiences online or on any mobile or connected device, enabling them to enhance their brand presence, build stronger customer relationships, analyze viewer preferences, optimize their advertising, and manage and monetize their digital assets. For more information, please visit http://www.limelightnetworks.com or follow us on Twitter at www.twitter.com/llnw.

Copyright (C) 2010 Limelight Networks, Inc. All rights reserved. EyeWonder is a trademark of Limelight Networks, Inc. All product or service names are the property of their respective owners.

CONTACT: Paul Alfieri of Limelight Networks, Inc., +1-646-875-8835, palfieri@llnw.com